UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 27, 2021

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

EVERTEC, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on May 27, 2021 (the “Annual Meeting”). At the Annual Meeting the Company’s stockholders voted on and approved four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2021, as supplemented on April 14, 2021. At the close of business on March 29, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 72,169,120 shares of the Company’s common stock, $0.01 par value per share, each share being entitled to one vote, constituting all of the outstanding voting securities of the Company. Present at the Annual Meeting in person or by proxy were the holders of 67,380,425 shares of the Company’s common stock, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of Directors.

Name	For	Withheld	Broker Non-Votes
Frank G. D’Angelo	65,606,664	218,569	1,555,192
Morgan M. Schuessler, Jr.	65,702,445	122,788	1,555,192
Kelly Barrett	65,541,328	283,905	1,555,192
Olga Botero	65,694,067	131,166	1,555,192
Jorge A. Junquera	65,701,729	123,504	1,555,192
Iván Pagán	65,696,377	128,856	1,555,192
Aldo J. Polak	65,385,618	439,615	1,555,192
Alan H. Schumacher	65,242,626	582,607	1,555,192
Brian J. Smith	65,041,034	784,199	1,555,192

Proposal 2: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
65,329,037	470,944	25,252	1,555,192

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.

For	Against	Abstain
67,226,427	151,255	2,743

Proposal 4: Advisory Vote on the Frequency of the Executive Compensation Advisory Vote.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
63,960,956	23,315	1,671,938	169,024	1,555,192

In light of the voting results received for Proposal 4 and other factors, the Board, at its meeting held on May 27, 2021, determined that the Company will hold an annual advisory non-binding vote on executive compensation, until the next required vote on the frequency of the executive compensation advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: June 1, 2021	By:	/s/ Luis A. Rodríguez
Luis A. Rodríguez
Executive Vice President, Chief Legal and Corporate Development Officer, and Secretary of the Board of Directors